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Exhibit 99.2

IAC/InterActiveCorp
Q2 2003 Earnings
Supplemental Financial Information and Metrics
As filed with the Securities and Exchange Commission on August 5, 2003

Table of Contents

Page(s)
Financial Information:
Pro Forma Segment Results	1-4
Operating Metrics:
Gross Transaction Value	5
Expedia	6
Hotels.com and Interval	7
Electronic Retailing	8
Ticketing and Personals	9
August 5, 2003 Earnings Call Free Cash Flow Reconciliaton	10

IAC/InterActiveCorp
Pro Forma Segment Results
$ in millions, rounding differences may exist

	Q1 2003
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	545.1	(432.0)	(9.4)	—	103.7	(39.5)	(2.0)	7.7	69.9
Electronic Retailing:
HSN—U.S.(d)	415.0	(354.2)	(11.7)	(14.0)	35.1	(12.2)	—	—	22.9
HSN International	115.2	(97.5)	(2.8)	—	15.0	(0.4)	—	—	14.6

Total Electronic Retailing	530.2	(451.7)	(14.5)	(14.0)	50.1	(12.5)	—	—	37.6
Ticketing	195.1	(146.0)	(7.7)	—	41.4	(8.0)	(0.1)	0.9	34.3
Personals	40.9	(36.1)	(2.1)	—	2.7	(2.3)	—	0.2	0.6
Local services	8.4	(14.1)	(1.1)	—	(6.8)	(12.7)	—	0.1	(19.4)
PRC	70.8	(63.4)	(5.5)	—	1.9	—	—	—	1.9
Interactive Development	—	(1.1)	0.0	—	(1.1)	(1.1)	—	—	(2.1)
Corporate expense and other adjustments	—	(11.5)	(1.8)	—	(13.3)	(72.1)	—	66.3	(19.0)
Disengagement expenses(e)	—	(4.5)	—	—	(4.5)	—	—	—	(4.5)
Intersegment Elimination	(3.7)	3.4	—	—	(0.3)	—	—	—	(0.3)

TOTAL	$1,386.7	$(1,156.7)	$(42.2)	$(14.0)	$173.9	$(148.2)	$(2.1)	$75.3	$99.0

	Q2 2003
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	653.4	(511.3)	(9.6)	—	132.5	(43.3)	(8.4)	8.0	88.7
Electronic Retailing:
HSN—U.S.(d)	404.4	(333.6)	(11.2)	(14.8)	44.7	(12.2)	—	—	32.6
HSN International	122.8	(113.2)	(2.8)	—	6.8	(0.3)	—	—	6.5

Total Electronic Retailing	527.1	(446.8)	(14.0)	(14.8)	51.5	(12.5)	—	—	39.0
Ticketing	187.5	(144.1)	(7.3)	—	36.1	(7.9)	—	—	28.2
Personals	48.2	(35.1)	(2.9)	—	10.2	(2.6)	—	—	7.6
Local services	45.2	(48.4)	(1.1)	—	(4.3)	(14.9)	—	—	(19.2)
PRC	69.5	(62.2)	(5.6)	—	1.7	—	—	—	1.7
Interactive Development	—	(1.2)	(0.0)	—	(1.2)	(1.1)	—	—	(2.2)
Corporate expense and other adjustments	—	(17.1)	(1.1)	—	(18.2)	(71.0)	—	62.6	(26.6)
Disengagement expenses(e)	—	(4.9)	—	—	(4.9)	—	—	—	(4.9)
Intersegment Elimination	(4.4)	4.0	—	—	(0.5)	—	—	—	(0.5)

TOTAL	$1,526.5	$(1,267.1)	$(41.7)	$(14.8)	$202.9	$(153.3)	$(8.4)	$70.6	$111.8

(a)
Operating Income before Amortization is defined as operating income plus (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles, (3) pro forma adjustments and (4) one-time items.
(b)
Merger costs incurred by Expedia, Hotels.com and Ticketmaster for investment banking, legal and accounting fees related directly to the mergers and are treated as non-recurring for calculating Operating Income before Amortization. These costs were incurred solely in relation to the mergers, but may not be capitalized since Expedia, Hotels.com and Ticketmaster were considered the targets in the transaction for accounting purposes. These costs do not directly benefit operations in any manner, would not normally be in recorded by IAC if not for the fact it already consolidated these entities, and are all related to the same transaction, as IAC simultaneously announced its intention to commence in exchange offers for the companies in 2002. The majority of costs are for advisory services provided by investment bankers, and the amounts incurred in 2003 were pursuant to the same fee letters entered into by each company in 2002. Given these factors, IAC believes it is appropriate to consider these costs as one-time. Operating Income before Amortization by segment is presented before one-time items.
(c)
Pro forma adjustments represent the impact of the merger with Ticketmaster, which closed January 17, 2003, the merger with Hotels.com, which closed June 23, 2003, and the pending merger with Expedia which is expected to be completed following a vote by Expedia shareholders on August 8. Pro forma adjustments to 2002 also represent the impact of IAC's initial acquisition of a majority stake in Expedia which occurr in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction eith the Vivendi transaction and the roll-up of HSN Shopping Network, Inc., which occurred in June 2002.
(d)
HSN U.S. includes results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.
(e)
Disengagement expenses relate to incremental costs in the disengagement markets to obtain carriage lost due to disengagement and marketing activities primarily to inform viewers of new channel positioning for the HSN service.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Pro Forma Segment Results
$ in millions, rounding differences may exist

	Q1 2002
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	281.7	(221.4)	(4.7)	—	55.7	(27.4)	—	3.3	31.6
Electronic Retailing:
HSN—U.S.(c)	395.4	(338.7)	(12.0)	(12.3)	32.5	(12.2)	—	12.0	32.4
HSN International	64.9	(68.7)	(1.0)	(0.7)	(5.5)	(0.3)	—	0.3	(5.5)

Total Electronic Retailing	460.3	(407.3)	(13.0)	(13.0)	27.0	(12.5)	—	12.3	26.9
Ticketing	153.4	(122.1)	(7.3)	—	24.0	(8.2)	—	5.7	21.5
Personals	25.4	(18.5)	(1.2)	—	5.6	(4.0)	—	1.3	2.9
Local services	7.3	(15.2)	(2.5)	—	(10.4)	(12.5)	—	0.4	(22.5)
PRC	69.2	(62.6)	(8.7)	—	(2.0)	—	—	—	(2.0)
Interactive Development	—	(0.3)	—	—	(0.3)	—	—	—	(0.3)
Corporate expense and other adjustments	—	(9.0)	(1.3)	—	(10.2)	(71.6)	—	69.5	(12.3)
Disengagement expenses(d)	—	(11.5)	—	—	(11.5)	—	—	—	(11.5)
Intersegment Elimination	(3.2)	3.2	—	—	—	—	—	4.1	4.1

TOTAL	$994.1	$(864.8)	$(38.6)	$(13.0)	$77.8	$(136.2)	$—	$96.7	$38.2

	Q2 2002
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	379.1	(304.1)	(5.9)	—	69.2	(29.4)	—	4.4	44.2
Electronic Retailing:
HSN—U.S.(c)	375.3	(313.4)	(13.6)	(12.5)	35.8	(12.2)	—	12.0	35.7
HSN International(e)	70.9	(92.7)	(1.5)	(0.6)	(23.8)	(0.3)	0.3	(23.8)

Total Electronic Retailing	446.3	(406.1)	(15.1)	(13.1)	12.0	(12.5)	—	12.3	11.8
Ticketing	175.4	(134.2)	(6.6)	—	34.7	(8.6)	—	5.7	31.7
Personals	29.7	(20.0)	(2.0)	—	7.7	(2.3)	—	1.3	6.7
Local services	7.6	(13.3)	(1.7)	—	(7.4)	(12.5)	—	0.4	(19.5)
PRC(f)	71.8	(70.5)	(8.4)	—	(7.0)	(22.2)	—	(29.3)
Interactive Development	—	(0.5)	—	—	(0.5)	(0.7)	—	—	(1.2)
Corporate expense and other adjustments	—	(10.3)	(1.0)	—	(11.3)	(71.2)	—	69.7	(12.8)
Disengagement expenses(d)	—	(6.2)	—	—	(6.2)	—	—	—	(6.2)
Intersegment Elimination	(2.8)	2.8	—	—	(0.0)	0.0	—	—	(0.0)

TOTAL	$1,107.1	$(962.4)	$(40.6)	$(13.1)	$91.0	$(159.4)	$—	$93.8	$25.4

(a)
Operating Income before Amortization is defined as operating income plus (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles, (3) pro forma adjustments and (4) one-time items.
(b)
Pro forma adjustments represent the impact of the merger with Ticketmaster, which closed January 17, 2003, the merger with Hotels.com, which closed June 23, 2003, and the pending merger with Expedia which is expected to be completed following a vote by Expedia shareholders on August 8. Pro forma adjustments to 2002 also represent the impact of IAC's initial acquisition of a majority stake in Expedia which occurr in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction eith the Vivendi transaction and the roll-up of HSN Shopping Network, Inc., which occurred in June 2002. Revenue by segment is presented pro forma for the initial Expedia transaction.
(c)
HSN U.S. includes results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.
(d)
Disengagement expenses relate to incremental costs in the disengagement markets to obtain carriage lost due to disengagement and marketing activities primarily to inform viewers of new channel positioning for the HSN service.
(e)
HSN International includes charges of $17.8 million in Q2 2002 related to the shutdown of HSN's Spanish language service.
(f)
PRC includes charges of $9.3 million in Q2 2002 related principally to the closure of certain of PRC's call centers as well as $22.2 million of goodwill impairment.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Pro Forma Segment Results
$ in millions, rounding differences may exist

	Q3 2002
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	459.3	(369.4)	(5.9)	—	83.9	(34.1)	(1.6)	4.3	52.7
Electronic Retailing:
HSN—U.S.(d)	370.9	(304.2)	(13.6)	(12.6)	40.4	(12.2)	—	(13.0)	15.3
HSN International(e)	78.7	(108.9)	(2.6)	—	(32.7)	(1.1)	—	(1.7)	(35.5)

Total Electronic Retailing	449.6	(413.1)	(16.2)	(12.6)	7.7	(13.3)	—	(14.7)	(20.2)
Ticketing	162.2	(128.6)	(7.6)	—	25.9	(8.7)	—	5.7	22.9
Personals	33.5	(26.6)	(2.2)	—	4.8	(2.3)	—	1.3	3.7
Local services	7.6	(12.7)	(1.7)	—	(6.8)	(12.5)	(1.4)	0.4	(20.3)
PRC	75.3	(64.5)	(9.6)	—	1.2	—	—	—	1.2
Interactive Development	—	(0.6)	—	—	(0.6)	(1.1)	—	—	(1.7)
Corporate expense and other adjustments	—	(11.8)	(3.4)	—	(15.2)	(64.3)	—	62.8	(16.7)
Disengagement expenses(f)	—	(4.7)	—	—	(4.7)	—	—	—	(4.7)
Intersegment Elimination	(2.3)	2.3	—	—	0.0	(0.0)	—	—	0.0

TOTAL	$1,185.2	$(1,029.7)	$(46.7)	$(12.6)	$96.2	$(136.2)	$(3.0)	$59.9	$16.9

	Q4 2002
	Revenue	Operating Expenses, excl. D&A Merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization(a)	Amortization of non-cash items	Merger costs(b)	Pro Forma Adjustments(c)	Operating Income
					pro forma
Travel Services	479.3	(400.3)	(7.9)	—	71.0	(34.2)	(0.7)	13.3	49.4
Electronic Retailing:
HSN—U.S.(d)	471.6	(388.4)	(13.8)	(15.0)	54.4	(12.2)	—	5.0	47.2
HSN International	94.4	(91.6)	(2.4)	—	0.5	0.4	—	1.7	2.6

Total Electronic Retailing	566.0	(480.0)	(16.2)	(15.0)	54.8	(11.8)	—	6.6	49.7
Ticketing	164.3	(133.3)	(7.6)	—	23.5	(8.4)	—	5.7	20.8
Personals	37.2	(24.7)	(2.2)	—	10.3	(2.3)	—	1.3	9.3
Local services	8.3	(14.3)	(1.7)	—	(7.7)	(12.5)	(4.2)	0.4	(24.0)
PRC(g)	77.9	(64.8)	(7.1)	—	6.0	—	—	—	6.0
Interactive Development	—	(1.1)	—	—	(1.1)	(1.1)	—	—	(2.2)
Corporate expense and other adjustments	—	(17.4)	(1.4)	—	(18.7)	(58.7)	—	54.3	(23.1)
Disengagement expenses(f)	—	(9.3)	—	—	(9.3)	—	—	—	(9.3)
Intersegment Elimination	(3.0)	3.0	—	—	—	—	—	—	—

TOTAL	$1,330.0	$(1,142.2)	$(44.1)	$(15.0)	$128.7	$(128.9)	$(4.9)	$81.7	$76.5

(a)
Operating Income before Amortization is defined as operating income plus (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles, (3) pro forma adjustments and (4) one-time items.
(b)
Merger costs incurred by Expedia, Hotels.com and Ticketmaster for investment banking, legal and accounting fees related directly to the mergers and are treated as non-recurring for calculating Operating Income before Amortization. These costs were incurred solely in relation to the mergers, but may not be capitalized since Expedia, Hotels.com and Ticketmaster were considered the targets in the transaction for accounting purposes. These costs do not directly benefit operations in any manner, would not normally be in recorded by IAC if not for the fact it already consolidated these entities, and are all related to the same transacti as IAC simultaneously announced its intention to commence in exchange offers for the companies in 2002. The majority of costs are for advisory services provided by investment bankers, and the amounts incurred in 2003 were pursuant to the same fee letters entered into by each company in 2002. Given these factors, IAC believes it is appropriate to consider these costs as one-time. Operating Income before Amortization by segment is presented before one-time items.
(c)
Pro forma adjustments represent the impact of the merger with Ticketmaster, which closed January 17, 2003, the merger with Hotels.com, which closed June 23, 2003, and the pending merger with Expedia which is expected to be completed following a vote by Expedia shareholders on August 8. Pro forma adjustments to 2002 also represent the impact of IAC's initial acquisition of a majority stake in Expedia which occurr in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction with the Vivendi transaction and the roll-up of HSN Shopping Network, Inc., which occurred in June 2002.
(d)
HSN U.S. includes results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.
(e)
HSN International includes a $31.4 million charge related to its investment in HSE-Italy.
(f)
Disengagement expenses relate to incremental costs in the disengagement markets to obtain carriage lost due to disengagement and marketing activities primarily to inform viewers of new channel positioning for the HSN service.
(g)
PRC includes a reversal of $5.9 million due to a favorable outcome related to the closure of a call center and excess purchase accounting reserve.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Pro Forma Segment Results
$ in millions, rounding differences may exist

	FY 2002
	Revenue	Operating Expenses, excl. D&A Merger costs(a)	Depreciation	Cable distribution fees	Operating Income before Amortization(b)	Amortization of non-cash items(a)	Merger costs(c)	Pro Forma Adjustments(d)	Operating Income
					pro forma
Travel Services	1,599.4	(1,295.2)	(24.4)	—	279.8	(124.9)	(2.3)	25.4	177.9
Electronic Retailing:
HSN—U.S.(e)	1,613.2	(1,344.7)	(53.0)	(52.4)	163.1	(48.6)	—	16.0	130.5
HSN International	309.0	(361.8)	(7.5)	(1.3)	(61.6)	(1.4)	—	0.6	(62.3)

Total Electronic Retailing	1,922.2	(1,706.5)	(60.5)	(53.7)	101.5	(50.0)	—	16.7	68.2
Ticketing	655.3	(518.1)	(29.1)	—	108.1	(33.9)	—	22.7	96.9
Personals	125.8	(89.7)	(7.7)	—	28.4	(11.0)	—	5.2	22.6
Local services	30.8	(55.5)	(7.6)	—	(32.3)	(50.0)	(5.6)	1.7	(86.3)
PRC	294.1	(262.4)	(33.7)	—	(1.9)	(22.2)	—	—	(24.2)
Interactive Development	—	(2.6)	—	—	(2.6)	(2.9)	—	—	(5.4)
Corporate expense and other adjustments	—	(48.5)	(7.0)	—	(55.5)	(265.8)	—	256.3	(64.9)
Disengagement expenses(f)	—	(31.8)	—	—	(31.8)	—	—	—	(31.8)
Intersegment Elimination	(11.3)	11.3	—	—	—	—	—	4.1	4.1

TOTAL	$4,616.4	$(3,999.0)	$(170.1)	$(53.7)	$393.7	$(560.7)	$(7.9)	$332.1	$157.2

(a)
Includes certain charges in 2002 as detailed on quarterly reconciliations.
(b)
Operating Income before Amortization is defined as operating income plus (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles, (3) pro forma adjustments and (4) one-time items.
(c)
Merger costs incurred by Expedia, Hotels.com and Ticketmaster for investment banking, legal and accounting fees related directly to the mergers and are treated as non-recurring for calculating Operating Income before Amortization. These costs were incurred solely in relation to the mergers, but may not be capitalized since Expedia, Hotels.com and Ticketmaster were considered the targets in the transaction for accounting purposes. These costs do not directly benefit operations in any manner, would not normally be in recorded by IAC if not for the fact it already consolidated these entities, and are all related to the same transaction, as IAC simultaneously announced its intention to commence in exchange offers for the companies in 2002. The majority of costs are for advisory services provided by investment bankers, and the amounts incurred in 2003 were pursuant to the same fee letters entered into by each company in 2002. Given these factors, IAC believes it is appropriate to consider these costs as one-time. Operating Income before Amortization by segment is presented before one-time items.
(d)
Pro forma adjustments represent the impact of the merger with Ticketmaster, which closed January 17, 2003, the merger with Hotels.com, which closed June 23, 2003, and the pending merger with Expedia which is expected to be completed following a vote by Expedia shareholders on August 8. Pro forma adjustments to 2002 also represent the impact of IAC's initial acquisition of a majority stake in Expedia which occurred in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction with the Vivendi transaction and the roll-up of HSN Shopping Network, Inc., which occurred in June 2002. Revenue by segment is presented pro forma for the initial Expedia transaction.
(e)
HSN U.S. includes results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.
(f)
Disengagement expenses relate to incremental costs in the disengagement markets to obtain carriage lost due to disengagement and marketing activities primarily to inform viewers of new channel positioning for the HSN service.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Gross Transaction Value
$ in millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Total Gross Transaction Value ("GTV")	$7,082	$9,033	$2,782	$3,255	$3,409	$3,496	$12,942	$4,141	$4,433
Interactive GTV(a)	$4,722	$6,739	$2,218	$2,668	$2,857	$2,889	$10,632	$3,543	$3,853
% of Total	67%	75%	80%	82%	84%	83%	82%	86%	87%
Internet GTV(b)	$3,088	$5,043	$1,802	$2,225	$2,356	$2,295	$8,678	$2,905	$3,219
% of Total	44%	56%	65%	68%	69%	66%	67%	70%	73%
International GTV	$800	$1,088	$336	$466	$572	$610	$1,985	$743	$851
% of Total	11%	12%	12%	14%	17%	17%	15%	18%	19%
(a)
Interactive GTV is defined as GTV which was generated from the TV or PC from HSN, HSN.com, Ticketmaster.com, Hotels.com, Expedia, Personals, TV Travel Shop, Interval and Entertainment.com.
(b)
Internet GTV is defined as GTV which was generated online from HSN.com, Ticketmaster.com, Hotels.com, Expedia, Personals, Interval and Entertainment.com.

The financial, statistical and other information contained herein is unaudited. Pro forma for 2002 Expedia transaction.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Expedia

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Gross Bookings (in millions)
Total gross bookings(a)	$1,793	$2,903	$1,107	$1,335	$1,466	$1,380	$5,288	$1,802	$2,046
Agency gross bookings	N/A	$2,322	$797	$937	$1,042	$1,002	$3,778	$1,190	$1,369
Merchant gross bookings (includes CCV)	N/A	$581	$310	$398	$424	$378	$1,510	$612	$677
International gross bookings	N/A	$179	$85	$94	$138	$123	$440	$195	$233
North America gross bookings	N/A	$2,723	$1,022	$1,241	$1,328	$1,257	$4,848	$1,607	$1,813
Additional metrics (in thousands)
Revenue from packages	N/A	$30,995	$25,456	$41,527	$49,881	$46,912	$163,776	$60,308	$74,712
Total room nights stayed	N/A	4,646	2,042	2,627	3,207	3,168	11,044	3,462	4,592
Merchant room nights stayed	N/A	3,371	1,644	2,077	2,602	2,522	8,845	2,825	3,731
Merchant hotel average daily rate (excludes CCV)(b)	N/A	N/A	$118	$120	$114	$119	N/A	$127	$124
Customers (in thousands)
Average monthly Media Metrix reach(c)(d)	N/A	N/A	11,242	12,161	12,615	11,392	N/A	N/A	16,437
Expedia.com conversion(d)(e)	N/A	N/A	5.8%	6.3%	6.7%	7.2%	N/A	N/A	6.4%
Expedia new purchasing customers(f)	1,769	3,363	1,316	1,529	1,693	1,528	6,066	1,838	2,184
Expedia cumulative purchasing customers(g)	2,932	6,294	7,610	9,139	10,832	12,360	12,360	14,197	16,381
Expedia quarterly unique purchasing customers(h)	2,741	5,119	1,874	2,217	2,492	2,355	8,938	2,707	3,213
(a)
Gross bookings represents the total value of travel booked through the Expedia, WWTE sites, Classic Custom Vacations and Metropolitan Travel since acquisition.
(b)
Includes taxes and fees.
(c)
Average monthly Media Metrix reach represents the unduplicated reach for the Expedia sites.
(d)
Q103 reach and conversion are incalculable because Media Metrix has informed us that its published numbers January and February were incorrect and will not be revised. Reach in March 2003 was 15,567,000.
(e)
Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.
(f)
Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.
(g)
Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.
(h)
Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Hotels.com

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Hotel room nights stayed (in thousands)	2,433	4,243	1,408	1,883	2,320	2,227	7,838	2,301	2,875
Average Daily Rate	$131.70	$121.10	$115.70	$118.95	$115.88	$117.93	$117.17	$116.00	$113.51
Affiliates (including TravelNow)	16,200	23,808	25,755	28,340	30,646	33,973	33,973	36,659	39,382
Properties	2,600	4,567	6,058	6,467	6,571	7,723	7,723	8,081	8,494
Cities served	97	178	218	243	285	325	325	362	409
U.S.	N/A	124	146	154	165	186	186	203	212
International	N/A	54	72	89	120	139	139	159	197

Interval

		2002					2003
	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Active members	1,318,093	1,359,146	1,433,390	1,470,582	1,499,668	1,499,668	1,522,249	1,546,922
Total confirmations	670,818	220,079	180,731	166,771	151,021	718,602	224,508	201,813
% of total confirmations online	4.3%	8.2%	8.7%	9.6%	10.3%	9.1%	13.2%	12.3%

The financial, statistical and other information contained herein is unaudited. Pro forma for IAC's acquisition of Interval, which occurred on September 24, 2002.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Electronic Retailing
In millions except per unit

			2002					2003
	FYE 12/31/00(a)	FYE 12/31/01(a)	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
HSN-U.S.
Units shipped(b)	36.4	39.8	9.8	9.5	9.3	11.1	39.7	10.4	9.9
Gross profit %	34.9%	34.0%	35.4%	38.4%	38.1%	36.8%	37.1%	36.5%	38.6%
Return rate	19.5%	18.8%	18.9%	18.7%	18.4%	18.1%	18.5%	18.0%	18.3%
Product mix(c):
Home Durables	N/A	28%	28%	22%	23%	30%	26%	24%	24%
Home Fashions	N/A	11%	12%	13%	15%	13%	13%	15%	12%
Jewelry	N/A	25%	24%	26%	25%	25%	25%	22%	24%
Health/Beauty	N/A	20%	23%	23%	22%	22%	22%	27%	28%
Apparel/Accessories	N/A	16%	13%	16%	15%	12%	14%	12%	12%
Average Price Point	$47.50	$46.54	$44.62	$43.38	$43.65	$46.79	$44.71	$43.98	$45.15
HSN total homes (end of period)(d)	77.1	83.0	74.9	77.1	77.8	78.8	78.8	79.5	79.2
HSN FTEs (end of period)(d)(e)	62.9	68.5	65.6	67.7	67.8	68.7	68.7	69.8	69.8
America's Store FTE's (end of period)	8.6	12.3	10.2	11.1	8.7	9.0	9.0	9.6	8.8
HSN.com % of Sales	3%	8%	11%	11%	11%	13%	12%	14%	14%

HSN International (Households as of end of period)
(ownership % as of 6/30/03 in parentheses)

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
HSE Germany (includes Austria and Switzerland) (90%)	29.3	29.7	29.8	30.2	30.4	30.8	30.8	30.9	31.4
TVSN (China) (21%)	N/A	64.0	80.0	80.0	64.0	64.0	64.0	64.0	64.0
Shop Channel (Japan) (30%)	9.2	11.6	11.9	13.1	13.6	14.4	14.4	14.9	15.5
Euvia:
Euvia Travel (49%)	N/A	28.8	26.3	27.5	27.5	28.3	28.3	29.4	29.6
Neun Live (49%)	N/A	28.8	26.3	26.1	26.1	26.9	26.9	27.7	27.6

All HSN-U.S. metrics have been restated to include results from IDL in HSN-U.S. which had previously been included in HSN International & Other.

(a)
2000 and 2001 results include estimated units for Outlets and IDL.
(b)
Units do not include Liquidation and services.
(c)
In Q2 03, HSN realigned its product category hierarchy. Product Mix for 2000 assuming reclassification not available.
(d)
Not pro forma for disengagement of broadcast stations due to the sale of USA Broadcasting to Univision, which resulted in a net loss of 9.9 mm homes and 4.4 mm FTEs.
(e)
FTEs reflect a 50% weighting of DBS homes, in order to more accurately reflect the actual performance of these subs and adjust for the impact of their significant growth as a percentage of total HSN distribution.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
Ticketing
In millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Number of tickets sold	83.0	86.8	23.9	24.3	22.8	24.1	95.1	27.1	24.1
Gross value of tickets sold	$3,256	$3,611	$997	$1,144	$1,041	$1,106	$4,288	$1,265	$1,199
Share of tickets sold online	24.5%	32.1%	37.8%	43.0%	40.8%	40.7%	40.6%	47.4%	51.1%

Personals(a)
(in 000's)

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Paid subscribers	156.9	382.2	527.7	604.2	653.2	724.8	724.8	766.6	857.5
New registrations	1,135.6	5,634.3	2,911.7	3,284.5	3,422.5	3,379.7	12,998.5	3,429.8	4,460.0
New subscriptions (first time only)	399.5	671.0	342.4	313.2	328.5	347.6	1,331.7	361.4	404.1
Conversion rate (Reg to Subs)	35.2%	11.9%	11.8%	9.5%	9.6%	10.3%	10.2%	10.5%	9.1%
(a)
The operating metrics include the impact of Soulmates and uDate as of the acquisition dates of April 12, 2002 and April 4, 2003 respectively.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

IAC/InterActiveCorp
August 5 2003 Earnings Call FY 2003 Free Cash Flow Target Reconciliation
In millions

FYE 2003
Net Cash Provided by Operating Activities(a)	$1,437
Capital expenditures	(237)
Funding of HSN International unconsolidated operations	(7)
Ticketmaster net cash collected on behalf of clients	(24)
Tax distributions from VUE	1
Preferred dividend paid	(13)

Free Cash Flow	$1,159

(a)
Includes positive working capital changes of $440 million.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on August 5, 2003.

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to IAC's anticipated business prospects, and are necessarily estimates reflecting the best judgment of IAC's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on IAC's business, financial condition or results of operations. Investors should consider the information contained in or incorporated by reference into IAC's filings with the U.S. Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on IAC's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this document may not occur. These forward-looking statements should not be regarded as an indication that USA considers them to be a reliable prediction of future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this document.

IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this document to reflect circumstances existing after the date of this document or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

IAC does not make any representations to any person regarding the ultimate performance of IAC compared to the information contained in this document and IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this document to reflect circumstances existing after the date of this document or to reflect the occurrence of future events even if experience or future events make it clear that any or all of the assumptions underlying the information herein are shown to be in error or any expected results expressed or implied by those forward-looking statements will not be realized.

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  Exhibit 99.2
IAC/InterActiveCorp Q2 2003 Earnings Supplemental Financial Information and Metrics As filed with the Securities and Exchange Commission on August 5, 2003
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